ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES - Summary of Accrued Liabilities And Other Payable (Detail) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Accrued Liabilities and Other Liabilities [Abstract]
Warranty provision	$ 585	$ 330	$ 60
Accrued expenses	7,783	6,174
Fixed assets creditors	182	814
Others	193	254
Total	$ 8,743	$ 7,572